Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012		Dec. 31, 2011
Real estate investments:
Land and improvements	$ 1,345,041	$ 1,328,437	[1]	$ 1,297,020
Buildings and improvements	2,031,174	2,036,987	[1]	1,975,708
Total real estate investments	3,376,215	3,365,424		3,272,728
Less: accumulated depreciation	(510,983)	(490,938)		(405,426)
Real Estate Investment Property, Net	2,865,232	2,874,486		2,867,302
Loans receivable, net	44,027	51,862		65,477
Intangible lease assets, net	178,782	187,362		204,696
Real estate assets held for sale, net	42,949	5,898		9,634
Net investments	3,130,990	3,119,608		3,147,109
Cash and cash equivalents	38,031	73,568		49,536
Deferred costs and other assets, net	54,482	54,501		34,916
Total assets	3,223,503	3,247,677		3,231,561
Liabilities and stockholders' equity Liabilities:
Revolving credit facilities, net	26,492
Term note payable, net				725,735
Mortgages and notes payable, net	1,905,706	1,894,878		1,901,411
Intangible lease liabilities, net	43,859	45,603		46,221
Accounts payable, accrued expenses and other liabilities	62,238	53,753		31,834
Total liabilities	2,038,295	1,994,234		2,705,201
Commitments and contingencies (see Note 8)
Stockholders' equity:
Common stock, Value	849	849		259
Capital in excess of par value	1,832,501	1,828,399		1,004,065
Accumulated deficit	(648,051)	(575,034)		(470,496)
Accumulated other comprehensive loss	(91)	(771)		(7,552)
Total stockholders' equity	1,185,208	1,253,443		526,360
Total liabilities and stockholders' equity	3,223,503	3,247,677		3,231,561
Series A Cumulative Preferred Shares
Stockholders' equity:
Series A Cumulative Preferred Stock, $0.01 par value per share, 20 million shares authorized, zero and 125 shares issued and outstanding at December 31, 2012 and 2011, respectively				$ 84

[1]	The aggregate cost of properties for federal income tax purposes is approximately $3.14 billion at December 31, 2012